UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 25, 2012 (January 19, 2012)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 19, 2012, our indirect wholly-owned subsidiaries, Travelport LLC and Travelport Inc. (only with respect to the 9% Notes Indenture, as defined below), entered into three separate Instruments of Resignation, Appointment and Acceptance (each, a “Tripartite Agreement”) with The Bank of Nova Scotia Trust Company of New York (the “Resigning Trustee”) and Computershare Trust Company, N.A. (the “Successor Trustee”). Under each Tripartite Agreement, Travelport LLC and Travelport Inc. (only with respect to the 9% Notes Indenture, as defined below) formally accepted the resignation of the Resigning Trustee and appointed the Successor Trustee under each of the following Indentures:

(a) Indenture, dated as of August 18, 2010, by and among Travelport LLC, Travelport Inc., the guarantors named therein and The Bank of Nova Scotia Trust Company of New York, relating to the 9% Senior Notes due 2016 (“9% Notes Indenture”);

(b) Indenture, dated as of August 23, 2006, by and among Travelport LLC, the guarantors listed therein and The Bank of Nova Scotia Trust Company of New York, relating to the Senior Dollar Floating Rate Notes due 2014, the Senior Euro Floating Rate Notes due 2014 and the 9 7/8% Senior Dollar Fixed Rate Notes due 2014 (collectively, the “Senior Notes”), as amended and supplemented by Supplemental Indenture No. 1 (with respect to the Senior Notes), dated as of January 11, 2007, between Warpspeed Sub Inc. and The Bank of Nova Scotia Trust Company of New York, and as further amended and supplemented by Supplemental Indenture No. 2 (with respect to the Senior Notes), dated as of March 13, 2007, among Travelport LLC, TDS Investor (Luxembourg) S.à.r.l., Travelport Inc., Orbitz Worldwide, Inc., Travelport Holdings, Inc. and The Bank of Nova Scotia Trust Company of New York, and as further supplemented by Supplemental Indenture No. 3 (with respect to the Senior Notes), dated as of September 19, 2007, among the Travelport LLC, Worldspan Technologies Inc., Worldspan BBN Holdings, LLC, Worldspan Digital Holdings, LLC, Worldspan !Jet Holdings, LLC, Worldspan OpenTable Holdings, LLC, Worldspan S.A. Holdings II, L.L.C., Worldspan StoreMaker Holdings, LLC, Worldspan South American Holdings LLC, Worldspan Viator Holdings, LLC, Worldspan XOL LLC, WS Financing Corp., Worldspan, L.P. and WS Holdings LLC, and The Bank of Nova Scotia Trust Company of New York (collectively, the “Senior Notes Indenture”); and

(c) Indenture, dated as of August 23, 2006, by and among Travelport LLC, the guarantors listed therein and The Bank of Nova Scotia Trust Company of New York, relating to the 11 7/8% Dollar Senior Subordinated Notes due 2016 and the 10 7/8% Euro Senior Subordinated Notes due 2016 (together, the “Senior Subordinated Notes”), as amended and supplemented by Supplemental Indenture No. 1 (with respect to the Senior Subordinated Notes), dated as of January 11, 2007, between Warpspeed Sub Inc. and The Bank of Nova Scotia Trust Company of New York, and as further amended and supplemented by Supplemental Indenture No. 2 (with respect to the Senior Subordinated Notes), dated as of March 13, 2007, among Travelport LLC, TDS Investor (Luxembourg) S.à.r.l., Travelport Inc., Orbitz Worldwide, Inc., Travelport Holdings, Inc. and The Bank of Nova Scotia Trust Company of New York , and as further supplemented by, Supplemental Indenture No. 3 (with respect to the Senior Subordinated Notes), dated as of September 19, 2007, among the Travelport LLC, Worldspan Technologies Inc., Worldspan BBN Holdings, LLC, Worldspan Digital Holdings, LLC, Worldspan !Jet Holdings, LLC, Worldspan OpenTable Holdings, LLC, Worldspan S.A. Holdings II, L.L.C., Worldspan StoreMaker Holdings, LLC, Worldspan South American Holdings LLC, Worldspan Viator Holdings, LLC, Worldspan XOL LLC, WS Financing Corp., Worldspan, L.P. and WS Holdings LLC, and The Bank of Nova Scotia Trust Company of New York (collectively, the “Subordinated Indenture”).

Each Tripartite Agreement provides, among other things, that (i) the Resigning Trustee assigns, transfers, delivers, and confirms to the Successor Trustee all right, title, and interest of the Resigning Trustee in and to the trust created by the Indenture described in each of the Tripartite Agreement, and the Resigning Trustee resigns as Trustee, Registrar, Paying Agent, and Agent under the Indenture, (ii) Travelport LLC and Travelport Inc, (only with respect to the 9% Notes Indenture) accept the resignation of the Resigning Trustee as Trustee, Registrar, Paying Agent, and Agent under the Indenture and appoints the Successor Trustee as Trustee, Registrar, Paying Agent, and Agent under the Indenture and (iii) the Successor Trustee accepts its appointment as Trustee under the Indenture and assumes all the rights, powers, and trusts of the Trustee under the Indenture, and accepts its appointment as Registrar, Paying Agent, and Agent under the Indenture.

The foregoing description of each Tripartite Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such documents, which are filed as Exhibits 4.1, 4.2 and 4.3 hereto, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

4.1	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC and Travelport Inc., The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the 9% Notes Indenture.

4.2	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC, The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the Senior Notes Indenture.

4.3	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC, The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the Subordinated Notes Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ ROCHELLE J. BOAS
Rochelle J. Boas
Senior Vice President and Assistant Secretary

Date: January 25, 2012

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated January 25, 2012 (January 19, 2012)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC and Travelport Inc., The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the 9% Notes Indenture.

4.2	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC, The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the Senior Notes Indenture.

4.3	Instrument of Resignation, Appointment and Acceptance, dated as of January 19, 2012, by and among Travelport LLC, The Bank of Nova Scotia Trust Company of New York, as Resigning Trustee, and Computershare Trust Company, N.A., as the Successor Trustee, relating to the Subordinated Notes Indenture.